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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 20, 1999
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                              GENERAL MAGIC, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                                             77-0250147
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
of incorporation)                                         Identification Number)

                420 NORTH MARY AVENUE SUNNYVALE, CALIFORNIA 94086
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              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (408) 774-4000
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                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.     OTHER EVENTS

      On October 20, 1999, General Magic, Inc., the Registrant, issued a press release announcing that Rose Marcario has been named Senior Vice President and Chief Financial Officer of the Company, effective November 8, 1999. Ms. Marcario replaces James McCormick, who resigned as Chief Operating Officer and Chief Financial Officer, effective October 22, 1999. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

      (b)   PRO FORMA FINANCIAL INFORMATION. Not applicable.

      (c)   EXHIBITS.

            Exhibit No.    Description

            99.1 Press release of the Registrant, dated October 20, 1999, announcing that Rose Marcario has been named Senior Vice President and Chief Financial Officer of the Company, effective November 8, 1999, replacing James McCormick, who resigned as Chief Operating Officer and Chief Financial Officer of the Company, effective October 22, 1999


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       General Magic, Inc.

                                       By: /s/ MARY E. DOYLE
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October 22, 1999                                      Mary E. Doyle
                                              General Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit No.    Description

99.1 Press release of the Registrant, dated October 20, 1999, announcing that Rose Marcario has been named Senior Vice President and Chief Financial Officer of the Company, effective November 8, 1999, replacing James McCormick, who resigned as Chief Operating Officer and Chief Financial Officer of the Company, effective October 22, 1999